ii     Investment Commentary

Legg Mason Special Investment Trust, Inc.

Total returns for the Fund for various periods ended December 31, 2007, are presented below, along with those of some comparative indices:

	Fourth Quarter 2007		Average Annual Total Returns
		One Year	Five Years	Ten Years	Since InceptionA
Special Investment Trust:
Primary Class	–11.75%	–3.58%	+14.47%	+10.43%	+12.66%
Class R	–11.67%	–3.16%	N/A	N/A	–3.68%
Financial Intermediary Class	–11.58%	–2.90%	N/A	N/A	+9.04%
Institutional Class	–11.53%	–2.60%	+15.65%	+11.58%	+14.65%
S&P MidCap 400 IndexB	–2.73%	+7.98%	+16.20%	+11.20%	+14.45%
Lipper Mid-Cap Core FundsC	–3.63%	+5.90%	+15.70%	+9.40%	+12.00%
Russell Midcap IndexD	–3.55%	+5.60%	+18.21%	+9.91%	+13.27%
S&P 500 Stock Composite IndexE	–3.33%	+5.49%	+12.83%	+5.91%	+11.81%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratios for the Primary Class, Class R, Financial Intermediary Class and Institutional Class were 1.78%, 1.47%, 1.01%, and 0.73%, respectively. The expense ratios represent the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated August 1, 2007. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Fund’s Class R and Financial Intermediary Class Distribution Plans to 0.50% and 0.25%, respectively. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the Fund’s Class R and Financial Intermediary Class shares’ average net assets, respectively without shareholder approval.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary    iii

Special Investment Trust lagged its relevant indexes and peers during the fourth calendar quarter. The Fund’s Primary Class returned a negative 11.75%, which was behind its peer group, the Lipper Mid-Cap Core Funds, and the S&P MidCap 400 and Russell Midcap Indexes. The Fund also trailed the larger-cap S&P 500 Stock Composite Index (“S&P”).

This dreadful quarterly performance reflected the deepening liquidity crises in U.S. credit markets. The crisis resulted in severe price declines in the Fund’s financial sector-related holdings, especially the financial guaranty stocks, which will be a primary focus of this letter. There was also considerable weakness in the Fund’s telecommunications and consumer discretionary holdings.

Although I wrote extensively about the dislocation in credit markets in last quarter’s letter, it is still the primary force in the current market environment and worthy of more commentary. Despite periodic signs of normalization, as I write this, the dislocation in credit markets is, if anything, deepening. The asset-backed commercial paper market continues to contract, spreads in the non-agency mortgage market remain stubbornly high, corporate debt spreads are widening and, of course, the subprime mortgage market is in complete hibernation. The illiquidity in the mortgage market is an especially acute problem, given the record number of subprime adjustable-rate mortgages (ARMs) that are currently resetting and need to be refinanced en masse. The lack of refinancing options is resulting in a record number of mortgage defaults and foreclosures, and is putting continued pressure on home prices in a self-perpetuating negative cycle. If the cycle cannot be arrested soon, there will likely be several hundred billion dollars in cumulative subprime mortgage losses.

Perhaps an even larger problem is that the current dislocation in credit markets, and specifically the major contraction in the securitization market, is squeezing real economic activity. This is because more and more creditworthy consumers and businesses are either being denied credit or are being forced to pay an excessive rate of risk-adjusted interest. The credit contraction is turning fear about economic weakness into reality, which could result in a more generalized credit cycle down the road, further eroding confidence and market liquidity. It is important to note, however, that the major underwriting problem for this credit cycle was in the home mortgage market, and in aggregate, corporate balance sheets are in great shape. However, we think pockets of credit problems will start to emerge outside the mortgage market, such as in late vintage leveraged buyouts (LBO) deals, but the magnitude of losses outside of mortgage should be considerably less.

The key question, of course, is how and when will the downward credit cycle abate? Since so much is dependent on market psychology and restoring confidence, it’s a hard question to tackle with certitude. However, from a timeline perspective, we do know that subprime mortgage resets should peak in the spring of 2008, with a dramatic drop in the second half of the year. We also share the markets’ expectation that the Federal

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv    Investment Commentary

Reserve will continue to pump liquidity into the market with aggressive interest rate easing. The ensuing lower short-term interest rates should help cushion some of the subprime ARM reset activity, and could actually result in a broader mortgage refinance cycle. We also think that as home foreclosure activity becomes more of a front-page issue during an election year, the fiscal response to the crisis will intensify well beyond recent proposals. In addition, there is still ample global liquidity from Sovereign Wealth Funds and other sources that will continue to take advantage of the current return opportunity from the panicked markets, providing a partial bid for distressed assets. Thus, on balance, our educated guess is that these combined forces should start to normalize the credit markets by mid to late 2008, despite what may be mounting evidence of real economic contraction and perhaps a deepening recession during this period.

Drilling down to the securities level, the Fund suffered as a result of its ownership of financial guaranty stocks during this period of deepening financial panic. Ambac Financial Group and Security Capital Assurance (SCA) were responsible for half of the Fund’s fourth-quarter relative underperformance, as it became clear that both companies likely faced major future losses from their subprime mortgage exposure. Since the guaranty stocks have been major players in the recent credit market panic, we think they are worth a full discussion from our beginning investment thesis to the current outlook for the stocks.

Ironically, one of the reasons we originally invested in the financial guaranty stocks was because we were generally negative on the credit cycle. Risk seeking in credit markets was in full bloom and demand for guaranty insurance was minimal. As a result, Ambac’s and SCA’s fundamentals were cyclically depressed, with the stocks selling at historically low valuation levels measured in terms of price-to-adjusted-book value (shareholders’ equity plus the present value of unearned premiums). Most importantly, Ambac and SCA seemed to be exhibiting good underwriting discipline by not chasing business in the depressed spread environment, as premium growth for both companies was subdued. The expectation was that as credit markets eventually corrected, demand for guaranty insurance would rebound, ushering in a hard market for pricing. In past cycles, the ensuing improvement in fundamentals from a shift to a hard pricing market had typically offset any expected increase in guaranty insurance losses from deteriorating credit markets. This had historically allowed valuation levels to rebound from roughly 80% of adjusted book value to a premium, generating attractive total returns for guaranty stock holders.

So what went wrong? We were aware of the bear thesis on the guaranty stocks, which argued that risk exposure had risen dramatically as the business expanded beyond simply insuring municipal bonds to insuring much more complex structured financial products. However, the structured business had gone through major systemic credit stresses before, including record high yield spreads in 2002, without major underwriting failures. We did not expect this cycle to be any different. The problem,

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary    v

unfortunately, is that the extension of subprime mortgage credit in 2006 and early 2007 was likely the worst case of underwriting ever. This should result in ultimate losses well above almost everyone’s, and certainly the guaranty companies’, worst expectations. Ambac and SCA also structured their exposure via collateralized debt obligations (CDOs), which were likely too complex to underwrite to historical standards and have amplified potential losses.

Despite Ambac’s and SCA’s mistakes in taking on subprime mortgage exposure, it is still likely that there is enough capital to absorb all estimated CDO-related losses. Ambac currently has over $8 billion in capital available to absorb losses. Against this capital cushion, Ambac currently expects over $800 million in actual losses, while S&P expects over $2 billion of losses for Ambac in its stress-case analysis (cumulative subprime mortgage losses of 19%). The market, however, is taking a much more drastic view, with the current stock price embedding over $8 billion in actual losses. We think that in the current state of panic and uncertainty, which is not helped by the complexity of Ambac’s situation, the market is simply assuming a worst-case scenario.

This has put Ambac and SCA in a very difficult position, because to maintain their AAA ratings, both companies must raise substantial amounts of new capital. The problem is that very little investor confidence remains in their business models, and the current cost of capital is prohibitive. As a result, we expect both companies to be downgraded, which would most likely put Ambac and SCA into run-off. It’s important to note that run-off is not the equivalent of bankruptcy, but simply means that the companies could not write new business and would pay future losses out of current capital and income on the existing, contractually obligated book of business. Even in run-off, there could still be substantial upside in one or both stocks, if ultimate losses come in below current worst-case expectations. We still think that this is a likely scenario, but it will not be reflected in either stock until the current liquidity panic starts to loosen and we get more clarity on actual mortgage losses. Unfortunately, even if ultimate losses prove to be manageable, there is elevated bankruptcy risk if insurance regulators do not allow Ambac and SCA to dividend up excess statutory capital to the holding company level. We think this risk is small relative to the real underwriting risk, but in the current state of panic, nothing can be taken off the table.

What always needs to be remembered with financials is that, in the parlance of statistics, they have left-skewed return distributions. This is a fancy way of saying that big surprises with financial stocks typically manifest themselves on the downside, and that the downside is often zero due to bankruptcy risk from inherently leveraged business models. In addition, many financial stocks, and certainly the guaranty stocks, need to maintain confidence to operate effectively. If confidence dissolves, the downside can be distressingly large and can come quickly, even if you have analyzed the long-term economics of the business correctly.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi    Investment Commentary

With this lesson in mind, we still think one of the biggest opportunities in the current market is in mortgage-related financial stocks. Before you quit reading in utter dismay, a few concrete examples may shed light on why the current risk/reward is so compelling.

Starting with new production five-year Agency ARMs, these mortgages carry minimal liquidity and credit risk, and accordingly are one of the few types of mortgages that can be underwritten and funded in the current market panic. Despite their plain-vanilla pedigree, current yields on these mortgages are above 5.5%, generating a greater than 2% spread over current short-term funding options. This may not sound like much, but Agency ARM spreads got as low as 0.5% during the recent mortgage boom and have typically run under 1% during normal periods. Simply by applying conservative leverage of 10 times or less, investors potentially can currently earn 20% or greater returns on equity, which is extremely attractive with the 10-year U.S. Treasury Note’s yield at roughly 3.5%.

To take advantage of the panicked spread environment, we invested in a private mortgage real estate investment trust (REIT), Hatteras Financial, which has a proven management team in the Agency ARM market. By investing in the deal, we believe we were able to buy new production Agency ARMs at a small premium to book value, as opposed to investing in a public vehicle, like Annaly Capital Management, which currently trades at roughly 1.5 times book value. We expect Hatteras to go public in late spring, with the Fund enjoying an extremely attractive dividend yield and book value accretion in the interim.

Moving slightly up the risk curve, the Fund also participated in a public offering for another mortgage REIT, Chimera Investment Corporation, which will invest primarily in non-agency, jumbo prime and Alt-A mortgage loans and securities. The risks with these assets are greater due to higher credit exposure, but so are the return opportunities from even wider spreads. As a new REIT, Chimera also has no legacy credit issues, as it is investing primarily in new mortgage production that is being underwritten to crisis standards. Like with Hatteras, the Fund paid a very modest premium to Chimera’s initial book value, which we believe will prove to be a very attractive entry point. Most importantly, the same team that manages Annaly Capital Management will manage Chimera, and they have a long history of successfully managing mortgage REITs.

We also added legacy mortgage exposure with the Fund’s investment in Downey Financial Corporation, which is quite a bit up the risk curve from Hatteras and Chimera. However, it is critical to understand that the mortgage risk curve is currently extremely steep, meaning that we have the opportunity to pick up substantial return potential for every incremental unit of risk we take on. In the case of Downey, we are paying roughly half of book value and an even greater discount from our estimate of net asset value, which includes the healthy deposit franchise and excess real estate. Although Downey’s credit metrics will be awful over the foreseeable future, its regulatory capital levels are extremely high and well more than double the level considered “well capitalized” by

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary    vii

regulators. In other words, we are confident Downey has more than enough capital to weather the violence of the current mortgage storm, and that the large discount to our estimate of net asset value will narrow over time.

Although we added no new positions beyond the mortgage space, the Fund is certainly not solely a bet on financials in general. Even with the three new financial positions, financials and homebuilders are still well less than 20% of the Fund’s total assets. To be sure, the financial weighting may continue to rise as the current panic creates more long-term opportunities, but we are also adding to several existing nonfinancial Fund positions. Specifically, we are finding commensurate return opportunities in the Fund’s consumer, technology and health care holdings as valuation tails are starting to violently expand across these sectors of the market. In fact, if we took the extreme view that all of the Fund’s current financial and homebuilding positions were worth zero, the Fund’s discount to estimated intrinsic value would still be near a record high for my tenure on the Fund. The panic is, and will be, creating broad opportunities for valuation managers.

To fund these purchases, we have been reducing the Fund’s positions in the sectors that have been performing well, particularly in materials and industrials. Like the housing and LBO dreams that have ended violently, we think the global cyclical trade, which is predicated on the current dream of global decoupling (which maintains that non-U.S. and emerging markets and economies will be unaffected by a U.S. slowdown), will end poorly. Essentially, we expect U.S. economic weakness to negatively impact global economic growth, and with global cyclical margins and valuations at 50-year highs, they appear quite vulnerable.

Looking forward, we do not expect a quick fix for the current liquidity crisis, as the credit market must reconfigure and rebuild confidence. This takes time and will unfortunately continue to impact the real economy. This negative impact will likely put downward systemic pressure on profit margins and could lead to a full-blown credit cycle.

You may wonder if this challenging market environment and the disappointing recent Fund performance will lead to a dramatic change in strategy. The answer is no. We will continue to use valuation discipline to try and find the best long-term risk-adjusted rates of return, and will take advantage of opportunities across sectors as they materialize. In our opinion, the best current opportunities already discount panic and a recession, and the valuation math is easier to do than at any other period in my tenure as manager. Ironically, it’s typically the case that the valuation math gets easier when controlling emotions and fear gets harder. The key is to realize that in time, confidence and liquidity will return to the credit markets, and the current window of opportunity will narrow again as valuation spreads compress. We think the Fund is very well positioned for the eventual restoration of confidence.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii    Investment Commentary

Thanks for your continued support and trust.

Samuel M. Peters, CFA

January 30, 2008

DJIA: 12,442.83

Investment Risks: Smaller companies may involve higher risk than a fund that invests in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. High yield bonds involve greater credit and liquidity risk than investment grade bonds.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Special Investment Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Special Investment Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

A

The Fund’s Primary Class inception date is December 30, 1985. The Class R inception date is December 28, 2006. The Financial Intermediary Class inception date is July 30, 2004. The Institutional Class inception date is December 1, 1994. Index returns are for periods beginning December 31, 1985. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

C

Average of the 379 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

D

Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

E	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

N/A – Not applicable.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders    1

To Our Shareholders,

We are pleased to provide you with Legg Mason Special Investment Trust’s quarterly report for the period ended December 31, 2007.

The following table summarizes key statistics for the Fund and some comparative indices as of December 31, 2007:

	Total Returns
	3 Months	12 Months
Special Investment Trust:
Primary Class	–11.75%	–3.58%
Class R	–11.67%	–3.16%
Financial Intermediary Class	–11.58%	–2.90%
Institutional Class	–11.53%	–2.60%
S&P MidCap 400 IndexA	–2.73%	+7.98%
Lipper Mid-Cap Core FundsB	–3.63%	+5.90%
Russell Midcap IndexC	–3.55%	+5.60%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in the report, please contact your financial advisor.

A

A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B

Average of the 379 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

C

Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

2     Quarterly Report to Shareholders

Beginning in the summer and continuing into the fall and winter, the U.S. fixed-income markets experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility.

The Board of Directors approved a long-term capital gain distribution of $3.29 per share to shareholders of Special Investment Trust, payable on December 14, 2007 to shareholders of record on December 12, 2007.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

John F. Curley, Jr.	Mark R. Fetting
Chairman	President

January 30, 2008

Quarterly Report to Shareholders    3

Performance Information

Legg Mason Special Investment Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to the S&P MidCap 400 and the Russell Midcap indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in Class R, Financial Intermediary Class and the Institutional Class for the periods indicated. The line for the Fund represents the total return after deducting all fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4    Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	–3.58%	–3.58%
Five Years	+96.50%	+14.47%
Ten Years	+169.71%	+10.43%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders    5

Growth of a $1,000,000 Investment — Class R

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	–3.16%	–3.16%
Life of Class*	–3.71%	–3.68%

*	Inception date: December 28, 2006

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for the period beginning December 31, 2006.

6    Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	–2.90%	–2.90%
Life of Class*	+34.46%	+9.04%

*	Inception date: July 30, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning July 31, 2004.

Quarterly Report to Shareholders    7

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	–2.60%	–2.60%
Five Years	+106.87%	+15.65%
Ten Years	+199.14%	+11.58%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8    Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of December 31, 2007)C

(As a percentage of the portfolio)

Top Ten Holdings (as of December 31, 2007)

Security	% of Net Assets
Take-Two Interactive Software Inc.	4.1%
WellPoint Inc.	3.9%
Ambac Financial Group Inc.	3.5%
Level 3 Communications Inc.	3.4%
Expedia Inc.	3.4%
Evergreen Solar Inc.	3.3%
Lenovo Group Ltd.	3.3%
CNET Networks Inc.	3.3%
Red Hat Inc.	3.2%
Energy Conversion Devices Inc.	3.1%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders    9

Selected Portfolio PerformanceD

Strongest performers for the quarter ended December 31, 2007E
1. Evergreen Solar Inc.	+93.4%
2. SunPower Corp.	+57.4%
3. Energy Conversion Devices Inc.	+48.1%
4. Urban Outfitters Inc.	+25.1%
5. CNET Networks Inc.	+22.7%
6. Lenovo Group Ltd.	+18.1%
7. United States Steel Corp.	+14.4%
8. WellPoint Inc.	+11.2%
9. Take-Two Interactive Software Inc.	+8.0%
10. Red Hat Inc.	+4.9%

Weakest performers for the quarter ended December 31, 2007E
1. Security Capital Assurance Ltd.	–82.9%
2. Ambac Financial Group Inc.	–58.7%
3. NII Holdings Inc.	–41.2%
4. Cell Genesys Inc.	–39.8%
5. XL Capital Ltd.	–36.1%
6. Level 3 Communications Inc.	–34.6%
7. Jabil Circuit Inc.	–32.9%
8. Sprint Nextel Corp.	–30.8%
9. Medarex Inc.	–26.4%
10. Thornburg Mortgage Inc.	–26.3%

Securities added during the quarter	Securities sold during the quarter
Chimera Investment Corp.	E*TRADE Financial Corp.
Downey Financial Corp.	International Speedway Corp.
Hatteras Financial Corp.	MBIA Inc.
Mercadolibre Inc.
Standard Pacific Corp.
The Bear Stearns Cos. Inc.
UAP Holding Corp.
XM Satellite Radio Holdings Inc.

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

E	Securities held for the entire quarter.

10    Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Special Investment Trust, Inc.

December 31, 2007 (Unaudited)

(Amounts in Thousands)

	Shares	Value
Common Stocks and Equity Interests 98.9%
Consumer Discretionary — 14.1%
Household Durables — 2.2%
Lennar Corp.	3,700	$66,193

Internet and Catalog Retail — 5.9%
Amazon.com Inc.	800	74,112	A
Expedia Inc.	3,150	99,603	A

		173,715

Multiline Retail — 1.9%
Sears Holdings Corp.	535	54,604	A

Specialty Retail — 4.1%
Collective Brands Inc.	3,600	62,604	A,B
Urban Outfitters Inc.	2,150	58,609	A

		121,213

Financials — 14.7%
Insurance — 8.8%
Ambac Financial Group Inc.	4,000	103,080
Montpelier Re Holdings Ltd.	3,800	64,638
Security Capital Assurance Ltd.	6,200	24,118	B
XL Capital Ltd.	1,300	65,403

		257,239

Real Estate Investment Trusts (REITs) — 4.1%
Chimera Investment Corp.	2,400	42,912	B
Hatteras Financial Corp.	2,508	50,152	A,C
Thornburg Mortgage Inc.	3,100	28,644

		121,708

Thrifts and Mortgage Finance — 1.8%
Downey Financial Corp.	1,700	52,887	B

Quarterly Report to Shareholders    11

	Shares	Value
Health Care — 12.8%
Biotechnology — 4.2%
Alkermes Inc.	4,500	$70,155	A
Cell Genesys Inc.	4,500	10,350	A,B
Medarex Inc.	4,300	44,806	A

		125,311

Health Care Providers and Services — 3.9%
WellPoint Inc.	1,300	114,049	A

Life Sciences Tools and Services — 2.3%
Affymetrix Inc.	2,928	67,742	A

Pharmaceuticals — 2.4%
Medicis Pharmaceutical Corp.	2,700	70,119

Industrials — 13.1%
Commercial Services and Supplies — 2.4%
Corporate Executive Board Co.	1,200	72,120

Construction and Engineering — 2.0%
Quanta Services Inc.	2,200	57,728	A

Electrical Equipment — 8.7%
Energy Conversion Devices Inc.	2,700	90,855	A,B
Evergreen Solar Inc.	5,700	98,439	A,B
SunPower Corp.	500	65,195	A

		254,489

Information Technology — 32.7%
Computers and Peripherals — 3.3%
Lenovo Group Ltd.	108,367	97,285

12    Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Special Investment Trust, Inc. — Continued

	Shares	Value
Information Technology — Continued
Electronic Equipment and Instruments — 2.9%
Jabil Circuit Inc.	5,500	$83,985

Internet Software and Services — 3.3%
CNET Networks Inc.	10,500	95,970	A,B

IT Services — 6.1%
Accenture Ltd.	2,500	90,075
DST Systems Inc.	1,100	90,805	A

		180,880

Semiconductors and Semiconductor Equipment — 5.2%
Analog Devices Inc.	2,800	88,760
National Semiconductor Corp.	2,800	63,392

		152,152

Software — 11.9%
Amdocs Ltd.	1,600	55,152	A
Electronic Arts Inc. (EA)	1,400	81,774	A
Red Hat Inc.	4,500	93,780	A
Take-Two Interactive Software Inc.	6,500	119,925	A,B

		350,631

Materials — 4.4%
Chemicals — 2.8%
Nalco Holding Co.	3,400	82,212

Metals and Mining — 1.6%
United States Steel Corp.	400	48,364

Telecommunication Services — 7.1%
Diversified Telecommunication Services — 3.4%
Level 3 Communications Inc.	33,000	100,320	A

Quarterly Report to Shareholders    13

	Shares	Value
Wireless Telecommunication Services — 3.7%
NII Holdings Inc.	1,275	$61,608	A
Sprint Nextel Corp.	3,500	45,955

		107,563

Total Common Stocks and Equity Interests (Cost — $2,541,830)		2,908,479

Preferred Stocks — 1.4%
Thornburg Mortgage Inc.	1,741	41,777

Total Preferred Stocks (Cost — $42,486)		41,777

Total Investments — 100.3% (Cost — $2,584,316)D		2,950,256
Other Assets Less Liabilities — (0.3)%		(7,498)

Net Assets — 100.0%		$2,942,758

Net Asset Value Per Share:
Primary Class		$32.58

Class R		$41.05

Financial Intermediary Class		$41.17

Institutional Class		$41.71

A	Non-income producing.

B

As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2007, the total market value of Affiliated Companies was $598,060, and the cost was $631,442.

C

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933, which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 1.70% of net assets.

D

Aggregate cost for federal income tax purposes is substantially the same as book cost. At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$723,035
Gross unrealized depreciation	(357,095)

Net unrealized appreciation	$365,940

Notes

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Funds

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Taxable Bond Funds

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Funds

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider a fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS	c/o BFDS
P.O. Box 55214	P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

LMF-285/Q (02/08) TN08-1540